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                                                                 EXHIBIT 10.15


                               INDENTURE OF TRUST

      THIS INDENTURE OF TRUST is dated as of November 1, 1983, between the ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF PLAINWELL (the "Issuer"), a political subdivision and body corporate and politic of the State of Michigan (the "State"), and FIRST & MERCHANTS NATIONAL BANK, a national banking association organized and existing under the laws of the United States with its principal corporate trust office located at Richmond, Virginia (the "Trustee"), as Trustee.

                              W I T N E S S E T H:

      WHEREAS, Issuer has been created under the provisions of and is empowered pursuant to Act 338, Public Acts of Michigan, 1974, as amended (the "Act"), to issue its revenue obligations to finance costs of providing certain facilities including pollution control facilities; and

      WHEREAS, Plainwell Paper Co., Inc., a Michigan corporation (the "Company"), is pursuing the acquisition, construction and installation of facilities and equipment described in Exhibit A to the Loan Agreement (as hereinafter defined) (the "Project"),

      WHEREAS, on April 26, 1983, the Board of Directors of the Issuer adopted an initial resolution stating the intention of the Issuer to issue revenue bonds in an aggregate amount of not to exceed $4,000,000 to finance costs of that acquisition, construction and installation;

      WHEREAS, in furtherance of the purposes of the Act, the Issuer proposes to issue its Variable Rate Demand Notes (Plainwell Paper Co., Inc. Project) (the "Notes"), pursuant to this Indenture to finance the costs of acquiring, constructing and installing the Project, to sell the Notes to a purchaser provided by the Company and to loan the proceeds from the sale thereof to the Company pursuant to a Loan Agreement (the "Agreement") of even date herewith between the Issuer and the Company; and

      WHEREAS, all things necessary to make the Notes when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the payments under the Agreement (except for amounts payable to the Issuer under Sections 4.2(b), and 8.4 of the Agreement) for payment of the principal of, premium, if any, and interest on the Notes, and to constitute this Indenture a valid assignment of the rights of the Issuer under the Agreement except as otherwise stated herein, have been done and performed, and the creation, execution and delivery of this Indenture, and the issuance of the Notes, subject to the terms hereof, have in all respects been duly authorized.

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      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

      That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Notes by the Owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Notes according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Notes, does hereby assign and grant a security interest in the following to the Trustee, and its successors in trust and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

                              GRANTING CLAUSE FIRST

      The Agreement, including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Issuer in and to the Agreement, including, but not limited to, the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement (except for amounts payable to the Issuer under Sections 4.2(b), and 8.4 thereof), to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement.

                             GRANTING CLAUSE SECOND

      All moneys and securities from time to time held by the Trustee under the terms of this Indenture.

                              GRANTING CLAUSE THIRD

      Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;


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      IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Notes, from time to time, issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Notes over any of the other Notes except in the case of funds held hereunder for the benefit of particular Owners of Notes, and for the benefit of the Bank to the extent provided herein;

      PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Notes due or to become due thereon, at the times and in the manner set forth in the Notes according to the true intent and meaning thereof, and shall cause the payments to be made on the Notes as required under Article IV hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void, except to the extent specifically provided in Article VII hereof; otherwise this Indenture shall remain in full force and effect.

      THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Notes issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts payable under the Agreement and any other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as herein expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective Owners of the Notes as follows:

                                    ARTICLE I
                                   DEFINITIONS

      All capitalized, undefined terms used herein shall have the same meaning as used in Article I of the Agreement. In addition, the following words and phrases shall have the following meanings:

      "Act" means Act 338, Public Acts of Michigan, 1974, as amended.

      "Act of Bankruptcy" means the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Company or the Issuer under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

      "Agreement" means the Loan Agreement dated as of this date between the Issuer and the Company, and any amendments and supplements thereto.


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      "Authenticating Agent" means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 917 hereof.

      "Available Moneys" means (a) with respect to any payment date occurring during the term of the Letter of Credit, (i) moneys drawn under the Letter of Credit, or (ii) moneys deposited into the Note Fund pursuant to Section 503(a) hereof or moneys deposited by Company with the Trustee, in either such case, which moneys have been on deposit with the Trustee for at least 123 days during and prior to which no Act of Bankruptcy shall have occurred, or (iii) the proceeds of the sale of refunding obligations, if, in the opinion of nationally recognized counsel experienced in bankruptcy matters, the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy, or (iv) the proceeds from investment of moneys qualifying as Available Moneys under clause (i), (ii) or (iii) above, and (b) with respect to any payment date not occurring during the term of the Letter of Credit, any moneys held by the Trustee and the proceeds from the investment thereof. Notwithstanding the foregoing, when used with respect to payment of any amounts due in respect of any Bank Notes, the term "Available Moneys" shall mean any moneys held by the Trustee and the proceeds from the investment thereof, except for moneys drawn under the Letter of Credit.

      "Bank" means (i) First Interstate Bank of California, a banking corporation organized and existing under the laws of the State of California, in its capacity as issuer of the Letter of Credit, (ii) any Substitute Bank, and
(iii) any successors and assigns in such capacity.

      "Bank Notes" means any and all Notes purchased by the Trustee pursuant to
Section 306 hereof with moneys drawn under the Letter of Credit and delivered to the Bank pursuant to Section 312 hereof, while and so long as the Bank shall hold such Notes prior to the Conversion Date.

      "Bank Rate" means the interest rate in effect on the Bank Notes, as said rate is determined in accordance with Section 202(B) hereof.

      "Bankers Trust Business Day" means a day on which Bankers Trust Company, New York, New York, is open for the purpose of conducting a commercial banking business.

      "Business Day" means a day on which the Bank, the Trustee and the agent of the Trustee appointed pursuant to Section 314 hereof are each open for the purpose of conducting a commercial banking business.

      "Code" means the Internal Revenue Code of 1954, as amended from time to time.

      "Company" means (i) Plainwell Paper Co., Inc., a Michigan corporation, and
(ii) any surviving, resulting, or transferee entity as provided in Section 2.2(d) of the Agreement.

      "Company Representative" means the Person or Persons at the time designated to act on behalf of Company by written certificate furnished to the Issuer and the Trustee containing the


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specimen signatures of such Person or Persons and signed on behalf of the
Company by its President or any Vice President. Such certificate may designate an alternate or alternates.

      "Construction Period" means the period of time from the original issuance of the Notes to the receipt by the Trustee of the certificate of the Company referred to in Section 509 hereof.

      "Conversion Date" means that date on or after May 1, 1984, which shall be a Business Day, from and after which the interest rate on the Notes is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option.

      "Conversion Option" means the option granted to the Company in Section 303 hereof pursuant to which the interest rate on the Notes is converted from the Floating Rate to the Fixed Rate as of the Conversion Date.

      "Credit Agreement" means (i) the Letter of Credit Agreement dated as of this date between the Company and First Interstate Bank of California, and any amendments and supplements thereto and (ii) the letter of credit agreement or reimbursement agreement between the Company and any Substitute Bank, and any amendments and supplements thereto.

      "Default" means any Default under this Indenture as specified in and defined by Section 901 hereof.

      "Demand Purchase Option" means the option granted to Owners of Notes to require that Notes be purchased prior to the Conversion Date pursuant to Section 306 hereof.

      "First Optional Redemption Date" means the November 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the November 1 immediately following the Conversion Date (unless the Conversion Date is an November 1, in which case from such November 1) and November 1, 2007, multiplied by 1/2 and rounded up to the nearest whole number.

      "Fixed Rate" means the interest rate in effect on the Notes from and after the Conversion Date, as said rate is determined in accordance with Section 202(C) hereof.

      "Floating Rate" means the interest rate in effect on the Notes (other than Bank Notes) from the date of issuance of the Notes until (but not including) the Conversion Date, as said rate is determined in accordance with Section 202(A) hereof.

      "Governmental Obligations" means any of the following which are noncallable:

            (a) direct general obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America; and

            (b) bonds, debentures or notes issued by the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Financing


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      Bank, the Federal Farm Credit Banks, the Federal Land Banks, the Federal
      Home Loan Banks, the Farmers Home Administration, the Federal Home Loan Mortgage Association or any other comparable federal agency hereafter created to the extent that said obligations are unconditionally guaranteed by the United States of America.

      "Guarantor" means (i) Philip Morris Incorporated, a Virginia corporation, and (ii) any surviving, resulting or transferee entity as provided in the Guaranty.

      "Guaranty" means the Guaranty Agreement dated as of the date hereof between the Guarantor and the Trustee, and any amendments or supplements thereto.

      "Indenture" means this Indenture of Trust, pursuant to which the Notes are authorized to be issued, and any amendments and supplements hereto.

      "Independent Counsel" means an attorney duly admitted to practice law before the highest court of any state and who is not a full-time employee, director, officer, or partner of the Issuer, the Company or the Guarantor.

      "Issuer" means the Economic Development Corporation of the City of Plainwell, a political subdivision and body corporate and politic of the State, and its successors and assigns.

      "Issuer Representative" means the Person or Persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such Person or Persons and signed on behalf of the Issuer by its duly authorized agent. Such certificate may designate an alternate or alternates.

      "Late Payment Rate" means with respect to any Note the rate of interest on such Note, and for all other purposes means thirteen percent (13%) per annum.

      "Letter of Credit" means (i) that certain Letter of Credit dated the date of the original issuance of the Notes issued by First Interstate Bank of California and (ii) any Substitute Letter of Credit, as further described in
Section 4.4 of the Agreement.

      "Letter of Credit Termination Date" means the later of (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms or the terms of the Credit Agreement, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

      "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, by notice to the Trustee.


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      "Mandatory Tender Date" means the interest payment date immediately preceding the Letter of Credit Termination Date.

      "Note Fund" means the fund created in Section 502 hereof.

      "Note Registrar" and "Co-Note Registrar" means the Trustee and any Co-Note Registrar appointed and serving in such capacity pursuant to this Indenture. "Principal Office" of the Note Registrar or any Co-Note Registrar means, with respect to the Trustee, the Principal Office of the Trustee, and with respect to any Co-Note Registrar appointed and serving in such capacity pursuant to this Indenture, the office of such Person designated in writing to the Issuer, the Company, the Trustee, the Bank, the Paying Agent, any Co-Paying Agent and the Remarketing Agent.

      "Notes" means the $3,500,000 aggregate principal amount of the Issuer's Variable Rate Demand Notes (Plainwell Paper Co., Inc. Project) issued by the Issuer pursuant to this Indenture.

      "Officer's Certificate" means a certificate of the Issuer signed by the President or Secretary or by any other Person designated by resolution of the Issuer to act for either of those officers, either generally or with respect to the execution of any particular document or other specific matter, a certified copy of which resolution shall be filed with the Trustee.

      "Outstanding" or "Notes Outstanding" mean all Notes which have been authenticated and delivered by the Trustee under this Indenture, except:

            (a) Notes canceled after purchase in the open market or because of payment at or redemption prior to maturity;

            (b) Notes paid or deemed to be paid pursuant to Article VII hereof;

            (c) Notes in lieu of which others have been authenticated under
      Section 207 or Section 208 hereof; and

            (d) Notes in lieu of which others have been issued pursuant to
      Section 204(b) hereof.

      "Owner" means the person or persons in whose name or names a Note shall be registered on the books of the Issuer kept for that purpose in accordance with provisions of this Indenture.

      "Paying Agent" and "Co-Paying Agent" means the Trustee and any Co-Paying Agent appointed and serving in such capacity pursuant to this Indenture. "Principal Office" of the Paying Agent or any Co-Paying Agent means, with respect to the Trustee, the Principal Office of the Trustee, and with respect to any Co-Paying Agent appointed and serving in such capacity pursuant to this Indenture, the office of such Person designated in writing to the Issuer, the Company, the Trustee, the Bank, the Note Registrar, any Co-Note Registrar and the Remarketing Agent.


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

      "Person" means natural persons, firms, associations, corporations and public bodies.

      "Project" means the project described in Exhibit A to the Agreement.

      "Project Fund" means the fund created by Section 506 hereof.

      "Purchase Price" means an amount equal to 100% of the principal amount of any Note tendered or deemed tendered pursuant to Section 303, 304 or 306 hereof, plus, in the case of purchase pursuant to Section 306 hereof, accrued and unpaid interest thereon to the date of purchase.

      "Record Date" means that day which is fifteen (15) days prior to any interest payment date.

      "Remarketing Agent" means the Remarketing Agent acting as such under the Remarketing Agreement. "Principal Office of the Remarketing Agent" means the principal office of the Remarketing Agent designated in the Remarketing Agreement.

      "Remarketing Agreement" means the Remarketing Agreement dated as of the date hereof between Bankers Trust Company and the Company, and any amendments and supplements thereto.

      "State" means the State of Michigan.

      "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, by notice to the Trustee.

      "Substitute Bank" means a commercial bank or savings and loan association which has issued a Substitute Letter of Credit.

      "Substitute Letter of Credit" means a letter of credit delivered to the Trustee in accordance with Section 4.4 of the Agreement (i) issued by the Bank or the Substitute Bank, (ii) replacing any existing Letter of Credit, (iii) dated as of a date prior to the expiration date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is 15 days after an interest payment date for the Notes and (v) issued on substantially identical terms and conditions as the then existing Letter of Credit, except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Notes at the time Outstanding, plus (B) an amount equal to at least 120 days' interest (computed at the maximum interest rate applicable to the Notes) on all Notes at the time Outstanding.

      "Trustee" means First & Merchants National Bank, a national banking association organized and existing under the laws of the United States, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors


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

may be a party and any successor Trustee at the time serving as successor trustee hereunder. "Principal Office of the Trustee" means the address specified in Section 1204 hereof or such other address as may be designated in writing to the Issuer, the Remarketing Agent and the Company.

      "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

      "Written Request" with reference to the Issuer shall mean a request in writing signed by the President or Secretary or any other officer or officers of the Issuer satisfactory to the Trustee.

                                   ARTICLE II
                                    THE NOTES

      Section 201. Authorized Amount of Notes. No Notes may be issued under the provisions of this Indenture except in accordance with this Article. The total aggregate principal amount of Notes that may be issued is hereby expressly limited to $3,500,000, except as provided in Sections 207, 208, 210 and 310 hereof.

      Section 202. Issuance of Notes. The Notes shall be designated "Variable Rate Demand Notes (Plainwell Paper Co., Inc. Project)". Prior to the Conversion Date, the Notes shall be issuable as fully registered notes without coupons in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof; provided that the Notes may be issued in the denomination of $5,000 or any integral multiple thereof if necessary to evidence the unredeemed portion of any Note. From and after the Conversion Date, the Notes shall be issuable as fully registered notes without coupons in the denomination of $5,000 or any integral multiple thereof. Unless the Issuer shall otherwise direct, the Notes shall be lettered "R" and shall be numbered consecutively from 1 upward.

      Each Note shall be dated the date of its authentication and shall bear interest, payable so long as the Notes bear interest at the Floating Rate (or in the case of Bank Notes at the Bank Rate) on February 1, May 1, August 1 and November 1 of each year and on the Conversion Date, commencing February 1, 1984, and payable from and after the Conversion Date on May 1 and November 1 of each year, commencing on the May 1 or November 1 next following the Conversion Date, in each case from the interest payment dale next preceding the date thereof, unless the date thereof is a date to which interest has been paid or duly provided for, in which case from the date thereof, or unless no interest has been paid or duly provided for on the Notes, in which case from the date of first authentication and delivery of the Notes, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, any Note dated after any Record Date and before the following interest payment date shall bear interest from such interest payment date, provided, however, that if the Issuer shall default in the payment of interest due on such interest payment date, then such Note shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Notes, from the date of first authentication and delivery of the Notes.


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      The Notes shall mature on November 1, 2007. The Notes shall bear interest as follows:

      (A) Prior to the Conversion Date, the Notes (other than Bank Notes) shall bear interest at the Floating Rate. The Floating Rate shall be a variable rate of interest equal to "TENR" (hereinafter defined) plus an amount (as adjusted from time to time as hereinafter provided, the "TENR Amount") initially equal to one-quarter percent (1/4%), provided that:

            (i) if the Trustee and the Remarketing Agent shall have received a notice requiring the purchase of any Notes in accordance with Section 306 hereof and if the Remarketing Agent shall remarket all or a portion of such Notes pursuant to the Remarketing Agreement, the TENR Amount for all Notes shall be the TENR Amount required for the Remarketing Agent to remarket such Notes at par, which adjusted TENR Amount shall become effective as of the day next following the next announcement of TENR. In connection with any such remarketing, the Remarketing Agent shall determine what increments of 1/8th of 1% per annum will, when added to or subtracted from the TENR Amount at the time applicable to the Notes, produce the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket such Notes at par; provided, that the TENR Amount shall not be more than two and one-quarter percent (2-1/4%);

            (ii) if the TENR Amount is adjusted pursuant to the preceding clause
      (i), such adjusted TENR Amount shall remain in effect until the next succeeding interest payment date or until a further adjustment to the TENR Amount is made pursuant to such clause (i) or until the interest rate hereunder is otherwise determined as provided for in this Indenture;

            (iii) beginning on each interest payment date, the TENR Amount applicable to all Notes (other than Bank Notes) shall again be one-quarter percent (1/4%) until such time as the TENR Amount may again be adjusted pursuant to the preceding clause (i) or until the interest rate hereunder is otherwise determined as provided for in this Indenture;

            (iv) if TENR shall not be announced in any week, the Notes shall bear interest at TENR for the immediately preceding week plus the then applicable TENR Amount, and if TENR shall not be announced for a second successive week, the Notes shall bear interest at the lower of (a) TENR which has been most recently announced plus the then applicable TENR Amount and (b) an alternative interest rate ("AIR") equal to 65% of the interest rate applicable to direct obligations of the United States with a maturity of thirteen weeks ("91-day Treasury Bills") determined on the basis of the weighted average per annum discount rate at which such 91-day Treasury Bills were sold at the weekly Treasury auction for any week with respect to which such rate applies to the Notes, as published by the Board of Governors of the Federal Reserve System, or (if not so published) as reported by the Department of the Treasury. If no auction shall have been conducted (or no rate published or reported) during any such week, AIR for that week shall be the same as the most recent AIR. Any change in AIR shall take effect on the Thursday immediately following the Treasury auction, and the interest rate on the Notes shall continue to be AIR (if AIR then is the lower rate) until the day after a change in


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

      TENR is announced. The Company shall inform the Issuer, the Trustee and the Remarketing Agent of AIR, if applicable; and

            (v) notwithstanding the foregoing, no adjustment shall be made to the Floating Rate during the period of five Business Days prior to an interest payment date.

      "TENR" means the rate announced by Bankers Trust Company, New York, New York at its principal office as the annual rate of interest which is indicative of current bid-side yields on high-quality, short-term, tax-exempt obligations, which rate shall be announced by Bankers Trust Company as of the close of business on Wednesday in each calendar week until the earlier of the Conversion Date or payment in full of the Notes or, if Wednesday in any calendar week shall not be a Bankers Trust Business Day, on the next succeeding Bankers Trust Business Day. TENR shall be effective during the period from and including the day next succeeding the day on which Bankers Trust Company announces TENR to and including the day on which Bankers Trust Company next announces TENR. TENR shall be communicated by Bankers Trust Company to the Trustee and the Remarketing Agent on the same day that TENR is announced. The Remarketing Agent shall inform the Trustee and the Bank in writing of any adjustments to the TENR Amount required by clause (i) above. The Trustee shall inform the Issuer and the Company of TENR and of any such adjustments to the TENR Amount. TENR is a Service Mark of Bankers Trust Company, New York, New York.

      Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 1'% per annum.

      The announcement of TENR or any adjustments to the TENR Amount or the determination of AIR as contemplated by the foregoing paragraphs shall be conclusive and binding upon the Trustee, the Issuer, the Company and the Owners of the Notes.

      (B) Prior to the Conversion Date the Bank Notes shall bear interest at the Bank Rate. The Bank Rate shall be a variable rate of interest equal to sixty-five percent (65%) of the Bank Prime Rate. "Bank Prime Rate" means the rate announced by the Bank from time to time at its principal office as its prime rate, the Bank Prime Rate to change as such prime rate changes.

      The announcement of the Bank Prime Rate as contemplated by the foregoing paragraph shall be conclusive and binding upon the Trustee, the Issuer, the Paying Agent, any Co-Paying Agent, the Company and the Bank.

      (C) From and after the Conversion Date, until the maturity of the Notes, the Notes shall bear interest at the Fixed Rate. The Fixed Rate shall be a fixed annual interest rate on the Notes established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 20th day preceding the Conversion Date to purchase all the Outstanding Notes on the Conversion Date at a price of par without discount or at a premium not to exceed the then customary underwriting discount (but in no event may the premium exceed 3 percent).


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

      (D) Interest on Notes which bear interest at the Floating Rate and on the Bank Notes shall be computed on the basis of a 360-day year, actual number of days elapsed. Interest on Notes which bear interest at the Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months. The principal of and premium, if any, on the Notes shall be payable in lawful money of the United States of America at the Principal Office of the Trustee, or of its successor in trust. Payment of interest on the Notes shall be made to the Owner thereof on the applicable Record Date by check mailed to such Owner at his address as it appears on the registration books of the Issuer or at such other address as is furnished to the Trustee in writing by such Owner, or in such other manner as may be mutually acceptable to the Trustee and the Owner of any Note.

      Section 203. Execution; Limited Obligation. The Notes shall be executed on behalf of Issuer with the manual or facsimile signature of its President and shall have impressed or imprinted thereon the official seal of the Issuer and be attested with the manual or facsimile signature of the Secretary of the Issuer. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any officer whose signature or facsimile of whose signature appears on the Notes shall cease to hold that office before the delivery of the Notes, the signature or facsimile shall nevertheless be valid and sufficient for all purposes, the same as if the officer had remained in office until delivery. The Notes shall not be general obligations of the Issuer but limited and special obligations payable solely from the amounts payable under the Agreement and other amounts specifically pledged therefor under this Indenture, and shall be a valid claim of the respective Owners thereof only against the Note Fund and other moneys held by the Trustee and the amounts payable under the Agreement or otherwise pledged therefor, which amounts are hereby pledged, assigned and otherwise secured for the equal and ratable payment of the Notes and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Notes except as may be otherwise expressly authorized in this Indenture.

      Section 204. Authentication.

      (a) No Note shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Note substantially in the form set forth on Exhibits A, B and C attached hereto shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Note shall be conclusive evidence that such Note has been authenticated and delivered under this Indenture. The Trustee's certificate of authentication on any Note shall be deemed to have been executed by it if signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Notes.

      (b) In the event any Note is deemed tendered to the Trustee as provided in
Section 303 or 304 hereof but is not physically so tendered, the Issuer shall execute and the Trustee shall authenticate a new Note of like denomination as that deemed tendered.

      Section 205. Form of Notes. The Notes which bear interest at the Floating Rate prior to the Conversion Date and all Bank Notes and the Trustee's certificate of authentication to be endorsed thereon are to be in substantially the form set forth on Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture. The Notes which bear interest at the Floating Rate from and after the Mandatory Tender Date and the Trustee's certificate of authentication to be endorsed thereon are to be in substantially the form set forth on Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture. The Notes which bear interest at the Fixed Rate and the Trustee's certificate of authentication to be endorsed thereon are to be in substantially the form set forth on Exhibit C attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

      Section 206. Delivery of Notes. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee Notes in the aggregate principal amount of $3,500,000 and the Trustee shall authenticate the Notes and deliver them as directed by the Issuer as hereinafter in this Section provided.

      Prior to the delivery by the Trustee of the Notes there shall be filed with the Trustee:

      1, A copy, certified by the Secretary of the Issuer, of the resolution adopted by the Issuer authorizing the execution and delivery of the Agreement and this Indenture and the issuance of the Notes.

      2. An original, executed copy of the Agreement.

      3. An original, executed counterpart of the Guaranty.

      4. The Letter of Credit.

      5. The approving opinion of bond counsel.

      6. A Written Request of the Issuer to the Trustee requesting the Trustee to authenticate and deliver the Notes to the purchaser and for the purchase price therein identified.

      Upon payment of the proceeds to the Trustee, the Trustee shall deposit the proceeds in the Project Fund pursuant to Article V hereof.

      Section 207. Mutilated Lost Stolen or Destroyed Notes. In the event any
Note is mutilated lost, stolen or destroyed; the Issuer shall execute and the Trustee shall authenticate a new Note of like date and denomination as that mutilated, lost, stolen or destroyed, provided that, in the case of any mutilated Note, such mutilated Note shall first be surrendered to the Issuer or the Trustee, and in the case of any lost, stolen or destroyed Note, there first shall be furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with an indemnity satisfactory to them. In the event any such Note shall have matured, the Trustee, instead of issuing a duplicate Note, may pay the same without surrender thereof, making such requirements as it deems fit for its protection, including a lost instrument bond. The Issuer and the Trustee may charge the Owner of such Note with their reasonable fees and expenses for such service. In executing a new Note, the Issuer may rely conclusively upon a representation by the Trustee that the Trustee is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Note.

      Section 208. Transfer of Notes; Persons Treated as Owners. The Issuer shall cause to be kept books for the transfer of the Notes as provided in this Indenture, and the Trustee is hereby constituted and appointed and agrees to act as the Note Registrar of the Issuer for and in respect of the Notes. Upon surrender for transfer of any Note at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes in authorized denominations for a like aggregate principal amount. In each case, the Trustee may require the payment by the Owner of the Note requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer.

      The Trustee shall not be required to exchange or register a transfer of
(a) any Notes during the 15-day period next preceding the selection of Notes to be redeemed and thereafter until the date of the mailing of a notice of redemption of Notes selected for redemption, or (b) any Notes selected, called or being called for redemption in whole or in part except, in the case of any Notes to be redeemed in part, the portion thereof not so to be redeemed; provided that the foregoing shall not apply to the registration of transfer of any Note which has been tendered to the Trustee pursuant to Section 306 hereof, and in any such case, for purposes of selection for redemption, the Note so tendered and the Note issued to the transferee thereof pursuant to Section 312(b) hereof shall be deemed and treated as the same Note.

      The Trustee, the Issuer, the Company and any agent of the Trustee, the Issuer and the Company may treat the person in whose name a Note is registered as the absolute Owner thereof for all purposes, and neither the Issuer, the Trustee, the Company nor any agent of the Trustee, the Issuer or the Company shall be bound by any notice or knowledge to the contrary, but such registration may be changed as hereinabove provided. All payments made to the Owner shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums so paid.

      Section 209. Destruction of Notes. Whenever any Outstanding Note shall be delivered to the Trustee for cancellation pursuant to this Indenture, or for replacement pursuant to Section 207 hereof, such Note shall be promptly canceled and cremated or otherwise destroyed by the Trustee, and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer and the Company.

      Section 210. Temporary Notes. Until Notes in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth above, one or more Notes in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Notes, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Notes in definitive form, such Notes in temporary form shall be entitled to the lien and benefits of this Indenture. Upon the presentation and surrender of any Note or Notes in temporary form, the Issuer shall, at the request of the Trustee, execute and deliver to the Trustee, and the Trustee shall authenticate and deliver, in exchange therefor, a Note or Notes in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Note in temporary form. Notwithstanding the foregoing, Notes in definitive form may be issued hereunder in typewritten form.

                                   ARTICLE III
                      REDEMPTION OF NOTES BEFORE MATURITY;
                  CONVERSION OF INTEREST RATE; MANDATORY TENDER
                           OF NOTES; PURCHASE OF NOTES

      Section 301. Extraordinary Redemption. The Notes are callable for redemption in the event (1) the Company shall be obligated to cause the Notes to be redeemed as provided in Article X of the Agreement, or (2) the Company shall exercise its option to cause the Notes to be redeemed as provided in Section 9.2 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Notes shall be subject to redemption in whole by the Issuer prior to maturity on 60 days' prior notice, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

      Section 302. Optional Redemption by the Company. On or prior to the Conversion Date, the Notes are subject to redemption by the Issuer, at the option of the Company, at any time on or after May 1, 1984, in whole or in part, less than all of such Notes to be selected in such manner as the Trustee shall determine (except as otherwise provided in Section 310 hereof), at the redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date.

      After the Conversion Date, the Notes are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any interest payment date, less than all of such Notes to be selected in such manner as the Trustee shall determine (except as otherwise provided in Section 310 hereof), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

Redemption Dates                                                          Prices
----------------                                                          ------

First Optional Redemption Date through the following                       103%
  October 31

First Anniversary of the First Optional Redemption Date                    102%
  through the following October 31

Second Anniversary of the First Optional Redemption Date                   101%
  through the following October 31

Third Anniversary of the First Optional Redemption Date                    100%
  and thereafter

      Section 303. Conversion of Interest Rate on Conversion Date. The interest rate on the Notes shall be converted from the Floating Rate to the Fixed Rate upon the exercise by the Company of the Conversion Option, and the Notes shall be subject to mandatory tender by the Owners thereof on the Conversion Date. To exercise the Conversion Option, the Company shall instruct the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than sixty (60) days prior to the Conversion Date to the Owner of each Note at the address shown on the registration books. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

            1. The Conversion Date.

            2. The Fixed Rate which will take effect on the Conversion Date.

            3. That from and after the Conversion Date the Demand Purchase Option will not be available to Owners of Notes.

            4. That all Owners of Notes who have not given notice of their desire to retain Notes as provided in this Section shall be deemed to have tendered their Notes for purchase on the Conversion Date.

            5. That, if then in effect, the Letter of Credit will expire fifteen
      (15) days after the Conversion Date.

      Any Owner of Notes desiring to retain Notes after the Conversion Date must notify the Company and the Trustee in writing which notice must be received no later than fifteen (15) days prior to the Conversion Date. Said notice shall state in substance the following:

            (a) The numbers and principal amounts of the Notes which the Owner thereof wishes to retain after the Conversion Date;

            (b) That the Owner thereof recognizes that the events set forth in 1 through 5 above will occur;

            (c) If the Letter of Credit is then in effect but will expire fifteen (15) days after the Conversion Date, that the Owner thereof recognizes that the rating, if any, assigned to the Notes based on the Letter of Credit will no longer apply to the Notes; and

            (d) That the Owner thereof wishes to continue to own said Notes specified in (a) above after the Conversion Date.

Owners of Notes not providing the Trustee and the Company with the notice described above shall be required to tender their Notes to the Trustee for purchase at the Purchase Price; provided, however, if the Principal Office of the Trustee is not in The City of New York, delivery of any Note may be made to an agent of the Trustee in The City of New York in accordance with the provisions of Section 314 hereof. Any Notes not so tendered on the

Conversion Date ("Untendered Notes"), for which there has been irrevocably deposited in trust with the Trustee from the sources described in Section 311 an amount of moneys sufficient to pay the Purchase Price of the Untendered Notes, shall be deemed to have been purchased pursuant to this Section 303. IN THE EVENT OF A FAILURE BY AN OWNER OF NOTES (OTHER THAN AN OWNER OF NOTES WHO HAS GIVEN NOTICE AS PROVIDED ABOVE) TO TENDER ITS NOTES ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT ( INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED NOTES, AND ANY UNTENDERED NOTES SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

      At any time prior to the first interest payment date following the Conversion Date, an Owner of Notes who has given notice of its desire to continue to hold Notes as provided above may deliver said Notes to the Trustee, and upon such delivery, the Trustee shall exchange said Notes for replacement Notes in the form of Exhibit C hereto, as applicable. Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Note.

      As a condition to the giving of notice as provided in this Section 303, the Company shall provide the Trustee with an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Notes will not adversely affect the exemption of the interest on the Notes from federal income taxation.

      Section 304. The Mandatory Tender of Notes on Mandatory Tender Date. The Notes shall be subject to mandatory by the Owners thereof on the Mandatory Tender Date. The Company shall deliver or mail by first class mail a notice at least twenty (20) days but not more than sixty (60) days prior to the Mandatory Tender Date to the Owner of each Note at the address shown on the registration books. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

            1. The Mandatory Tender Date.

            2. That the Floating Rate will continue to be in effect after the Mandatory Tender Date.

            3. That all Owners of Notes who have not given notice of their desire to retain Notes as provided in this Section shall be deemed to have tendered their Notes for purchase on the Mandatory Tender Date.

            4. That the Letter of Credit will expire fifteen (15) days after the Mandatory Tender Date.

      Any Owner of Notes desiring to retain Notes after the Mandatory Tender Date must notify the Company and the Trustee in writing which notice must be received no later than fifteen (15) days prior to the Mandatory Tender Date. Said notice shall state in substance the following:

            (a) The numbers and principal amounts of the Notes which the Owner thereof wishes to retain after the Mandatory Tender Date;

            (b) That the Owner thereof recognizes that the events set forth in 1 through 4 above will occur;

            (c) That the Owner thereof recognizes that the rating, if any, assigned to the Notes based on the Letter of Credit will no longer apply to the Notes; and

            (d) That the Owner thereof wishes to continue to own said Notes specified in (a) above after the Mandatory Tender Date.

Owners of Notes not providing the Trustee and the Company with the notice described above shall be required to tender their Notes to the Trustee for purchase at the Purchase Price; provided, however, if the Principal Office of the Trustee is not in The City of New York, delivery of any Note may be made to an agent of the Trustee in The City of New York in accordance with the provisions of Section 314 hereof. Any Notes not so tendered on the Mandatory Tender Date ("Untendered Notes"), for which there has been irrevocably deposited in trust with the Trustee from the sources described in Section 311 an amount of moneys sufficient to pay the Purchase Price of the Untendered Notes, shall be deemed to have been purchased pursuant to this Section 304. IN THE EVENT OF A FAILURE BY AN OWNER OF NOTES (OTHER THAN AN OWNER OF NOTES WHO HAS GIVEN NOTICE AS PROVIDED ABOVE) TO TENDER ITS NOTES ON OR PRIOR TO THE MANDATORY TENDER DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE MANDATORY TENDER DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNTENDERED NOTES, AND ANY UNTENDERED NOTES SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

      At any time prior to the first interest payment date following the Mandatory Tender Date, an Owner of Notes who has given notice of its desire to continue to hold Notes as provided above may deliver said Notes to the Trustee, and upon such delivery, the Trustee shall exchange said Notes for replacement Notes in the form of Exhibit B hereto. Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Note.

      At the option of the Company the Conversion Date may coincide with the Mandatory Tender Date, in which case the notices of the Company required pursuant to Section 303 and Section 304 hereof may be appropriately combined into a single notice, and the notices of Owners of Notes desiring to retain Notes after such Conversion Date and Mandatory Tender Date required pursuant to
Section 303 and Section 304 hereof may be appropriately combined into a single notice.

      Section 305. Notices to the Bank and Rating Agencies. In addition to the notices required in Section 303 and Section 304 hereof, the Company shall provide the Bank and Moody's or S&P, as appropriate, if the Notes shall then be rated by Moody's or S&P, with prompt written notice of the conversion pursuant to Section 303 hereof or the mandatory tender pursuant to Section 304 hereof. Further, the Company shall provide Moody's or S&P, as appropriate, if the Notes shall then be rated by Moody's or S&P, with prompt written notice following the effective date of such event of (i) any change of the Trustee, (ii) any change of the Bank, (iii) any material amendments to this Indenture or the Agreement, or (iv) the redemption in whole of the Notes.

      Section 306. Demand Purchase Option. On or prior to the Conversion Date, the Trustee shall be required to purchase at the Purchase Price any Note from the Owner thereof upon:

            (i) delivery to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office of a notice (said notice to be irrevocable and effective upon receipt) which (1) states the aggregate principal amount of the Notes to be purchased; and (2) states the date on which such Notes are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

            (ii) delivery to the Trustee at its Principal Office at or prior to 10:00 A.M., New York City time, on the date designated for purchase in the notice described in (i) above of such Notes to be purchased, with an appropriate endorsement for transfer or accompanied by a blank bond power, and if such Notes are to be purchased prior to the next succeeding interest payment date and after the Record Date in respect thereof, a due-bill-check, in form satisfactory to Trustee, for interest due on such interest payment date; provided, however, if the Principal Office of the Trustee is not in The City of New York, delivery of any Note, any blank bond power, any due-bill-check or any funds for the purchase of Notes may be made to an agent of the Trustee in The City of New York in accordance with the provisions of Section 314 hereof.

      Section 307. Notice of Redemption. Notice of the call for redemption, identifying the Notes or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by registered or certified mail at least fifteen (15) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Note to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

      Section 308. Redemption Payments. On or prior to any date fixed for redemption, Available Moneys shall be on deposit with the Trustee to pay, and the Trustee is hereby authorized and directed to apply such funds to the payment of, the principal of the Notes or portions thereof called, together with accrued interest thereon to the redemption date and any required premium. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times prior to the date fixed for redemption, as provided in this

Article, interest on the Notes or portions thereof thus called shall no longer accrue after the date fixed for redemption.

      Section 309. Cancellation. All Notes which have been redeemed shall not be reissued but shall be canceled and cremated or otherwise destroyed by the Trustee in accordance with Section 209 hereof.

      Section 310. Partial Redemption of Notes. (a) Upon surrender of any Note for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Note or Notes of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Note surrendered.

            (b) In case a Note is of a denomination larger than $5,000, a portion of such Note ($5,000 or any integral multiple thereof) may be redeemed, but Notes shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof; provided that prior to the Conversion Date the references in this paragraph to $5,000 shall be deemed to be references to $100,000.

            (c) Notwithstanding anything to the contrary contained in this Indenture, whenever the Notes are to be redeemed in part, Notes which are Bank Notes at the time of selection of Notes for redemption shall be selected for redemption prior to the selection of any other Notes. If the aggregate principal amount of Notes to be redeemed exceeds the aggregate principal amount of Bank Notes at the time of selection, the Trustee may select for redemption Notes in an aggregate principal amount equal to such excess in such manner as the Trustee may determine.

      Section 311. Funds for Purchase of Notes Delivered to the Trustee. On the date Notes are to be purchased pursuant to 303, 304 or 306 hereof, such Notes shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 513(b) funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

            (i) moneys deposited into the Note Fund pursuant to Section 503(a) hereof which constitute Available Moneys;

            (ii) the proceeds of the sale of such Notes which have been remarketed by the Remarketing Agent to any entity other than the Company or the Issuer;

            (iii) moneys drawn by the Trustee under the Letter of Credit; and

            (iv) any other moneys furnished to the Trustee and available for such purpose.

      Section 312. Delivery of Notes.

            (a) Notes purchased with moneys described in Section 311(i) hereof shall be delivered to the Trustee for cancellation.

            (b) Notes purchased with moneys described in Section 311(ii) hereof shall be delivered by the Trustee to or upon the order of the purchasers thereof.

            (c) Notes purchased with moneys described in Section 311(iii) hereof shall be delivered by the Trustee to the Bank pursuant to the Credit Agreement.

            (d) Notes purchased with moneys described in Section 311(iv) shall, at the direction of the Company, be (A) delivered as instructed by the Company, (B) delivered to the Trustee for cancellation or (C) delivered to the Company; provided, however, that any Notes so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

            (e) The Trustee shall deliver to the person to whom the Trustee is to deliver such Notes the due-bill-checks, if any, delivered to the Trustee with such Notes in accordance with Section 306 hereof.

      Notes delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

      Section 313. Delivery of Proceeds of Sale of Notes. The proceeds of the sale of any Notes delivered to the Trustee pursuant to Section 303, 304 or 306 hereof, to the extent not required to pay the Purchase Price thereof in accordance with Section 311 hereof, shall be paid to or upon the order of the Company.

      Section 314. Trustee's Agent. Anything contained in this Article III to the contrary notwithstanding, if at any time the Principal Office of the Trustee is not located in The City of New York, any Note to be purchased, any blank bond powers, if any, any due-bill-check, if any, and any moneys for the purchase of such Notes shall be delivered to the Principal Office of an agent of the Trustee appointed by the Trustee pursuant to this Section 314, and such delivery will constitute delivery to the Trustee for the purposes of Section 303, Section 304 and Section 306 hereof. The Trustee agrees that it will at all times prior to the Conversion Date maintain its Principal Office in The City of New York or appoint an agent with its Principal Office in the City of New York for purposes of this Section 314. Such agent shall be a corporation or a banking association authorized to conduct a commercial banking business in The City of New York. The Trustee agrees that it will promptly notify, in writing, the Issuer, the Company, the Bank, the Guarantor, the Remarketing Agent, the Paying Agent, any Co-Paying Agent, the Co-Note Registrar, and any Note Registrar, of the appointment of and the address of the Principal Office of any agent appointed pursuant to this Section 314. All actions to be taken by the Trustee under this Indenture may be taken by an agent of the Trustee and the Trustee shall have no liability with respect to acts or omissions of its agents unless the Trustee has actual knowledge of the agents gross negligence or willful misconduct. When acting in accordance with the terms of this Indenture as provided in this Section 314, the Trustee's agent shall be subject to the terms and conditions set forth in Article IX hereof with respect to actions taken by the Trustee.

      Section 315. Notice With Respect to Substitute Letter of Credit. The Company, at least twenty (20) days but not more than sixty (60) days prior to the date of delivery to the Trustee of a Substitute Letter of Credit pursuant to
Section 4.4 of the Agreement, shall instruct the Trustee to deliver or mail by first class mail to the Owner of each Note at the address shown on the registration books the notice described below. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

            1. The proposed date of delivery to the Trustee of the Substitute Letter of Credit.

            2. The date of the Substitute Letter of Credit.

            3. The expiration date of the existing Letter of Credit for which the Substitute Letter of Credit is to be substituted.

            4. The name of the commercial bank or savings and loan association which is issuing the Substitute Letter of Credit, and a brief description thereof.

            5. If the Notes are then rated by Moody's or S&P, either (a) that any ratings of the Notes by Moody's or S&P may be withdrawn or reduced from such ratings then prevailing, or (b) such ratings of the Notes by Moody's or S&P as shall have been based on such Substitute Letter of Credit.

            6. That any Owner of Notes may exercise the Demand Option Purchase pursuant to Section 306 of the Indenture.

                                   ARTICLE IV
                                GENERAL COVENANTS

      Section 401. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on every Note issued under this Indenture at the place, on the dates, and in the manner provided herein and the said Notes according to the true intent and meaning thereof, but solely from the amounts pledged therefor which are from time to time held by the Trustee in the Note Fund. The principal of, premium, if any, and interest on the Notes are payable from the amounts to be paid under the Agreement and otherwise as provided herein and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Notes or in this Indenture shall be construed as pledging any other funds or assets of the Issuer.

      Section 402. Performance of Covenants; Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in the Agreement, in any and every Note executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Notes authorized hereby and to execute this Indenture, to assign the Agreement, and to pledge the amounts to be paid under the Agreement and other amounts hereby pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Notes and the execution and delivery of this Indenture has been duly and effectively taken, and that the Notes in the hands of the Owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.

      Section 403. Instruments of Further Assurance. The Issuer will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the amounts pledged hereby to the payment of the principal of, premium, if any, and interest on the Notes. The Issuer, except as herein provided, will not convey, encumber or otherwise dispose of the amounts, revenues and receipts payable under the Agreement or its rights under the Agreement.

      Section 404. Recording and Filing. The Company has agreed pursuant to the Agreement that it will cause all financing statements related to this Indenture and all supplements thereto and the Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Owners of the Notes and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

      Section 405. List of Owners of Note. The Trustee will keep on file a list of names and addresses of the Owners of all Notes as from time to time registered on the registration books maintained by the Trustee as Note Registrar, together with-the principal amount and numbers of such Notes. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied for any purpose by the Company or by Owners (or a designated representative thereof) of twenty-five percent (25%) or more in aggregate principal amount of Outstanding Notes, such ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

      Section 406. Rights Under Agreement. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the

Company under and pursuant to the Agreement for and on behalf of the Owners of Notes, whether or not the Issuer is in Default hereunder.

                                    ARTICLE V
                               REVENUES AND FUNDS

      Section 501. Source of Payment of Notes. The Notes herein authorized and all payments by the Issuer hereunder are not general obligations of the Issuer but are limited obligations payable from the amounts to be paid under the Agreement and otherwise as provided herein and in the Agreement. The payments provided in Section 4.2(a) and (d) of the Agreement are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Note Fund. Such payments, sufficient in amount to insure the prompt payment of the principal and Purchase Price of, premium, if any, and interest on the Notes, are pledged to such payment.

      Section 502. Creation of Note Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Note Fund", which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Notes.

      Section 503. Payments into Note Fund. There shall be deposited into the Note Fund from time to time the following:

            (a) any amount in the Project Fund directed to be paid into the Note Fund in accordance with the provisions of Section 3.4 of the Agreement or
      Section 508 hereof;

            (b) all payments specified in Section 4.2(a) and (d) of the Agreement;

            (c) any moneys drawn under the Letter of Credit which moneys shall be deposited in a subaccount of the Note Fund and shall not be commingled with any other moneys held by the Trustee,

            (d) amounts deposited into the Note Fund pursuant to Section 918(b) hereof; and

            (e) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement or the Guaranty which are required to be or which are accompanied by directions that such moneys are to be paid into the Note Fund.

      Section 504. Use of Moneys in Note Fund. Except as provided in Sections 311, 512 and 918 hereof, moneys in the Note Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Notes and for the redemption of the Notes prior to maturity. Subject to the provisions of
Section 513 hereof, funds for such payments of the principal and Purchase Price of and premium, if any, and interest on the Notes shall be derived from the following sources in the order of priority indicated:

            (i) amounts deposited into the Note Fund pursuant to Section 503(a) hereof which constitute Available Moneys;

            (ii) moneys drawn by the Trustee under the Letter of Credit; and

            (iii) any other moneys furnished to Trustee and available for such purpose.

      Notwithstanding the foregoing, amounts deposited into the Note Fund in accordance with Section 3.4 of the Agreement shall be applied only to the payment of the principal of, or the portion of the Purchase Price corresponding to the principal of, the Notes.

      [NOTE: TEXT OF PAGE 28 MISSING IN ORIGINAL DOCUMENT]

      thereof, or otherwise, if Available Moneys sufficient to pay any such Note shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Issuer to the Owner thereof for the payment of such Note shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the Owner of such Note who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Note.

      Any moneys so deposited with and held by the Trustee not so applied to the payment of Notes within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon direction of the Company Representative, and thereafter Owners of Notes shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

      Section 511. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any fund referred to in any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

      Section 512. Repayment to the Bank and the Company from Note Fund or the Project Fund. Any amounts remaining in the Note Fund, the Project Fund, or any other fund created hereunder after payment in full of the principal and Purchase Price of, premium, if any, and interest on the Notes, the fees, charges and expenses of the Trustee, the Paying Agent, any Co-Paying Agent, the Note Registrar and any Co-Note Registrar and all other amounts required to be paid hereunder shall be paid immediately to the Bank to the extent of any indebtedness of the Company to the Bank under the Credit Agreement, and, after repayment of all such indebtedness, to the Company.

      Section 513. Letter of Credit.

      (a) During the term of the Letter of Credit, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof (x) to the extent moneys described in Section 504(i) hereof are not available therefor, to pay principal and Purchase Price of, premium, if any, and interest on the Notes, and (y) to the extent moneys described in
Section 311(i) and (ii) hereof are not available therefor, to pay the Purchase Price of Notes.

      (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 513(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of principal or Purchase Price of, or premium, if any, or interest on the Notes, the Trustee shall exclude any such amounts in respect of any Notes which are Bank Notes on the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the principal or Purchase Price of, or premium, if any, or interest on, any Notes which are Bank Notes on the date such payment is due.

                                   ARTICLE VI
                              INVESTMENT OF MONEYS

      Any moneys held as part of the Note Fund, the Project Fund, or any other fund shall be invested and reinvested by the Trustee in any of the following qualified investments:

            (i) obligations of the United States of America, or (ii) obligations the principal and interest of which are guaranteed by the United States of America, or (iii) obligations of any agency of the United States of America, or (iv) certificates of deposit or bankers acceptances issued by, or time deposits with, any bank, trust company or national banking association (including the Trustee, any affiliate of the Trustee, the Paying Agent or any Co-Paying Agent) having a combined capital and surplus of at least $5,000,000, or (v) contracts for the purchase and sale of obligations of the type specified in (i) above or (vi) commercial paper which has been classified for rating purposes by Moody's as Prime-1 or by S & P as A-1 (other than commercial paper of the Company, the Guarantor or any subsidiary of either).

      Any such investments shall be held by or under the control of the Trustee. The Trustee may make any and all such investments through its own bond or investment department or the bond or investment department of any bank or trust company under common control with the Trustee. All such investments shall at all times be a part of the fund (the Project Fund or the Note Fund, as the case may be) from which the moneys used to acquire such investments shall have come, and all income and profits on such investments shall be credited to, and losses thereon shall be charged against, such funds. Such investments in the Project Fund shall be made in accordance with Section 3.6 of the Agreement and shall be made so as to mature or be subject to redemption at the option of the owner thereof on or prior to the date or dates that the Company anticipates that moneys therefrom will be required. The Trustee shall sell and reduce to cash a sufficient amount of such investments whenever the cash balance in the Project Fund is insufficient to pay a requisition when presented, or whenever the cash balance in the Note Fund is insufficient to pay the principal or Purchase Price of, premium, if any, and interest on the Notes when due. The Issuer covenants and certifies to and for the benefit of the Owners of the Notes from time to time Outstanding that so long as any of the Notes remain Outstanding, the Issuer shall not direct that moneys on deposit in any fund or account in connection with the Notes (whether or not such moneys were derived from the proceeds of the sale of the Notes or from any other sources), be used in a manner which will cause the Notes to be classified as "arbitrage bonds" within the meaning of Section 103(c)(2) of the Code. The Trustee shall have no liability with respect to losses on investments made pursuant to Company direction made in accordance with this Article VI.

                                   ARTICLE VII
                                DISCHARGE OF LIEN

      If the Issuer shall pay or cause to be paid, in accordance with the provisions of this Indenture, to the Owners of the Notes, the principal of, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall not then be in Default in any of the other covenants and promises in the Notes and in this Indenture expressed as to be kept, performed and observed by it or on its part, and if the Issuer shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof then, these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to release the lien hereof, and reconvey, release, assign and deliver unto the Issuer any and all of the estate, right, title and interest in and to any and all rights or property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except amounts in the Note Fund or Project Fund required to be paid to the Bank and the Company under Section 512 hereof and except cash held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Notes. Notwithstanding the foregoing, if upon the payment of all Notes (other than Bank Notes) in accordance with the provisions of this Indenture, the Bank shall notify the Trustee that the Bank has not been paid in full all amounts payable to the Bank under the Credit Agreement, then the Trustee shall execute and deliver to the Bank such instruments in writing as shall be requisite to convey, assign and deliver unto the Bank any and all of the estate, right, title and interest of the Trustee in and to the Trust Estate, except for cash held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Notes.

      The following provisions of this Article shall apply only from and after the later of the Conversion Date and the Letter of Credit Termination Date:

      Any Note shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Note, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made with Available Moneys in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) Available Moneys sufficient to make such payment or (2) Governmental Obligations purchased with Available Moneys maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee and the Issuer pertaining to the Notes with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such times as a Note shall be deemed to be paid hereunder, as aforesaid, such Note shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such Available Moneys or Governmental Obligations.

      Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed a payment of such Notes as aforesaid until (a) proper notice of redemption of such Notes shall have been previously given in accordance with Article III of this Indenture, or in the event said Notes are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee on behalf of the Issuer, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Notes, in accordance with Article III hereof, that the deposit required by (a)(ii) above has been made with the Trustee and that said Notes are deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Notes, plus interest thereon to the due date thereof; or (b) the maturity of such Notes.

      All moneys so deposited with the Trustee as provided in this Article may also be invested and reinvested, at the direction of the Company, in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Article which is not required for the payment of the Notes and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the Note Fund as and when realized and collected for use and application as are other moneys deposited in the Note Fund.

      The Issuer hereby covenants that no deposit will knowingly be made which would cause the Notes to be treated as arbitrage bonds within the meaning of
Section 103(c)(2) of the Code.

      Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article, all moneys or Governmental Obligations set aside and held in trust pursuant to the provisions of this Article for the payment of Notes (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Notes "including the Purchase Price thereof and interest and premium thereon, if any) with respect to which such moneys or Governmental Obligations have been so set aside in trust.

      Anything in Article XI hereof to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of Notes and such Notes shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Owner of each Note affected thereby.

                                  ARTICLE VIII
                 DEFAULT PROVISIONS AND REMEDIES OF THE TRUSTEE
                               AND OWNERS OF NOTES

      Section 801. Defaults. If any of the following events occur, it is hereby declared to constitute a "Default":

            (a) Default in the due and punctual payment of interest on any Note;

            (b) Default in the due and punctual payment of the principal of or premium, if any, on any Note, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration;

            (c) Default in the due and punctual payment of the Purchase Price of any Note at the time required by Section 303, 304 or 306 hereof;

            (d) At any time prior to the Letter of Credit Termination Date, receipt by the Trustee, following a drawing under the Letter of Credit to pay interest or the portion of the Purchase Price corresponding to interest on the Notes, of notice from the Bank that the Letter of Credit will not be reinstated (in respect of interest) to an amount equal to at least 120 days' interest on all Outstanding Notes;

            (e) Receipt by the Trustee of notice from the Bank that an "Event of Default" has occurred under the Credit Agreement;

            (f) At any time after the Letter of Credit Termination Date, the occurrence of a Default under the Agreement or the Guaranty; or

            (g) At any time after the Letter of Credit Termination Date, default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Notes contained and failure to remedy the same after notice thereof pursuant to
      Section 812 hereof.

      Section 802. Acceleration. Upon the occurrence of (i) any Default under subsection (a), (b), (c), (f) or (g) of Section 801, the Trustee may, and at the written request of the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Outstanding Notes shall, or (ii) any Default under subsection (d) or (e) of Section 801, the Trustee shall, by notice in writing delivered to the Issuer, the Company and the Guarantor, declare the principal of all Notes and the interest accrued thereon to the date of such acceleration immediately due and payable. Upon any declaration of acceleration hereunder, the Trustee shall immediately declare the payments required to be made by the Company under Section 4.2 of the Agreement to be immediately due and payable and, prior to the Letter of Credit Termination Date, shall draw moneys under the Letter of Credit to pay the principal of all Outstanding Notes and the accrued interest thereon to the date of acceleration to the extent required by Section 504 hereof.

      The provisions of this Section 802 are subject to the conditions that (i) with respect to a Default under subsection (e) of Section 801, any waiver of any Event of Default under the Credit Agreement and rescission and annulment of its consequences and (ii) with respect to a Default under subsection (d) of Section 801, receipt by the Trustee of written notice from the Bank that the Letter of Credit has been reinstated (in respect of interest) to an amount equal to at least 120 days' interest on all Outstanding Notes, shall constitute a waiver of the corresponding Default under this Indenture and a rescission and annulment of the consequences thereof. No such waiver, rescission and annulment shall extend to or affect any subsequent Default or impair any right or remedy consequent thereon.

      Notwithstanding the foregoing, no waiver, rescission or annulment of a Default hereunder shall be made if the Bank shall theretofore have honored in full a drawing under the Letter of Credit in respect of such Default.

      Section 803. Other Remedies Rights of Owners of Notes. Subject to the provisions of Section 802 hereof, upon the occurrence of a Default, the Trustee may pursue any available remedy at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Outstanding Notes.

      Subject to the provisions of Section 802 hereof, if a Default shall have occurred and be continuing and if requested so to do by the Owners of twenty-five percent (25%) in aggregate principal amount of Outstanding Notes and provided the Trustee is indemnified as provided in Section 901(k) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section and by Section 802 hereof, as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners of Notes.

      Subject to the provisions of Section 802 hereof, no remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Owners of Notes) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of Notes hereunder or now or hereafter existing at law or in equity.

      No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver of any such Default or acquiescence therein; such right or power may be exercised from time to time as often as may be deemed expedient.

      No waiver of any Default hereunder, whether by the Trustee or by the Owners of Notes, shall extend to or shall affect any subsequent Default or shall impair any rights or remedies consequent thereon.

      Section 804. Right of Owners of Notes to Direct Proceedings. Subject to the provisions of Section 802 hereof, anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of the Outstanding Notes shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

      Section 805. Appointment of Receivers. Upon the occurrence of a Default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Owners of Notes under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

      Section 806. Waiver. Upon the occurrence of a Default, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws of any jurisdiction now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

      Section 807. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Note Fund and applied as follows:

            (a) Unless the principal of all the Notes shall have become or shall have been declared due and payable, all such moneys shall be applied:

                  FIRST - To the payment to the Persons entitled thereto of all installments of interest then due on the Notes, in the order of the maturity of the installments of such interest (with interest on overdue installments of such interest, to the extent permitted by law, at the Late Payment Rate) and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                  SECOND - To the payment to the Persons entitled thereto of the unpaid principal of and premium, if any, on any of the Notes which shall have become due (other than Notes matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), (with interest on overdue installments of principal and premium, if any, to the extent permitted by law, at the Late Payment Rate) and, if the amount available shall not be sufficient to pay in full Notes due on any particular date, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege; and

                  THIRD - To be held for the payment to the Persons entitled thereto as the same shall become due of the principal of and premium, if any, and interest on the Notes which may thereafter become due either at maturity or upon call for redemption prior to maturity and, if the amount available shall not be sufficient to pay in full Notes due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of interest, principal and premium, if any, due on such date to the Persons entitled thereto without any discrimination or privilege.

            (b) If the principal of all the Notes shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Notes, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably, according to the amounts due, respectively, for principal and interest, to the Persons entitled thereto without any discrimination or privilege, with interest on overdue installments of interest or principal, to the extent permitted by law, at the Late Payment Rate.

            (c) If the principal of all the Notes shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of Section 807(b) hereof, in the event that the principal of all the Notes shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 807(a) hereof.

      Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any Note until such Note shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

      Whenever the principal of, premium, if any, and interest on all Notes have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in the Note Fund shall be paid to the Company or the Bank as provided in Section 512 hereof. Notwithstanding anything to the contrary herein or otherwise, moneys drawn under the Letter of Credit shall be applied only to the payment of principal or Purchase Price of, premium, if any, and accrued interest on the Notes.

      Section 808. Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Notes may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Notes, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the Outstanding Notes.

      Section 809. Rights and Remedies of Owners of Notes. No Owner of any Note shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (subject to the provisions of Section 802 hereof) (i) a Default has occurred of which the Trustee has been notified as provided in Section 1001(h) hereof, or of which by said subsection it is deemed to have notice, (ii) the Owners of twenty-five percent (25%) in aggregate principal amount of Outstanding Notes shall have made written request to the Trustee and shall have offered tit reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in their own name or names and they have offered to the Trustee indemnity as provided in Section 901(k), and (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Owners of the Notes shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Outstanding Notes. However, nothing contained in this Indenture shall affect or impair the right of any Owner of Notes to enforce the payment of the principal of, premium, if any, and interest on any Note at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Notes issued hereunder to the respective Owners thereof at the time and place, from the source and in the manner in the Notes expressed. No Owner of any Note shall have any right to institute any suit, action or proceeding in equity or at law to enforce a drawing under the Letter of Credit.

      Section 810. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Issuer, the Trustee and the Owners of Notes shall be restored to their former positions and rights hereunder, respectively, with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

      Section 811. Waivers of Default. Subject to the provisions of the last paragraph of Section 802 hereof, the Trustee may in its discretion waive any Default hereunder and its consequences and rescind any declaration of acceleration of principal, and shall do so upon the written request of the Bank and the Owners of (1) more than two-thirds (2/3) in aggregate principal amount of all Outstanding Notes in respect of which Default in the payment of principal or interest, or both, exists or (2) more than two-thirds (2/3) in aggregate principal amount of all Outstanding Notes in the case of any other Default; provided, however, that any Default under subsection (e) of Section 801 hereof may only be waived upon the written request of the Bank (and in such case the consent of the Owners of the Notes shall not be required); and provided further that there shall not be waived any Default in the payment of the principal of or interest on any Outstanding Notes unless prior to such waiver or rescission, all arrears of principal and interest (other than principal of or interest on the Notes which became due and payable by declaration of acceleration), with interest at the Late Payment Rate on overdue installments, to the extent permitted by law, and all expenses of the Trustee in connection with such Default shall have been paid or provided for. In case of any waiver or rescission described above, or in case any proceeding taken by the Trustee on account of any such Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Owners of Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Default, or impair any right consequent thereon.

      Section 812. Notice of Defaults under Section 801(g); Opportunity to Cure Such Defaults. Anything herein to the contrary notwithstanding, no Default under
Section 801(g) hereof shall be deemed a Default until notice of such Default shall be given to the Issuer, the Guarantor and the Company by the Trustee or by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of all Outstanding Notes, and the Issuer, the Guarantor and the Company shall have had thirty (30) days after receipt of such notice to correct said Default or to cause said Default to be corrected and shall not have corrected said Default or caused said Default to be corrected within the applicable period; provided, however, if said Default be such that it cannot be corrected within the applicable period, it shall not constitute a Default if corrective action is instituted by the Issuer, the Guarantor or the Company within the applicable period and diligently pursued until the Default is corrected.

      With regard to any Default concerning which notice is given to the Issuer, the Guarantor and the Company under the provisions of this Section, the Issuer hereby grants the Guarantor and the Company full authority for account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a Default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

      Section 813. Cooperation of Issuer. In the event of a Default hereunder, the Issuer shall cooperate with the Trustee and use its best efforts to protect the Owners of Notes.

                                   ARTICLE IX
                 THE TRUSTEE; PAYING AGENT AND CO-PAYING AGENT;
                    NOTE REGISTRAR AND CO-NOTE REGISTRAR; AND
                              AUTHENTICATING AGENT

      Section 901. Acceptance of The Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

            (a) The Trustee, prior to the occurrence of a Default and after the curing of all Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case a Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in the exercise of such rights and powers as an ordinary, prudent man would exercise or use in the conduct of his own affairs.

            (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer, the Company or the Guarantor) selected by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction taken or not taken, as the case may be, in good faith in reliance upon such opinion or advice.

            (c) The Trustee shall not be responsible for any recital herein or in the Notes (except with respect to the certificate of the Trustee endorsed on the Notes) or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Notes issued hereunder or intended to be secured hereby, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under the Agreement or the part of the Guarantor under the Guaranty Agreement except as hereinafter set forth; but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the covenants, conditions and agreements aforesaid and as to the condition of the property herein conveyed. The Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

            (d) The Trustee, the Paying Agent, any Co-Paying Agent, the Note Registrar and any Co-Note Registrar, in its individual capacity, may in good faith buy, sell, own, hold or deal in any of the Notes issued hereunder, and may join in any action which any

      Owner of Notes may be entitled to take with like effect as if it did not act in any such capacity hereunder.

            (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Note shall be conclusive and binding upon all future Owners of the same Note and upon Notes issued in exchange therefor or in place thereof.

            (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon an Officer's Certificate of the Issuer or a certificate signed by the Company Representative as sufficient evidence of the facts therein contained and prior to the occurrence of a Default of which the Trustee has been notified as provided in Section 901(h) hereof, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of such officials of the Issuer who executed the Notes (or their successors in office) under the seal of the Issuer to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

            (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful default.

            (h) The Trustee shall not be required to take notice or be deemed to have notice of any Default hereunder except for Defaults specified in subsections (a), (b), (c), (d)- or (e) of Section 801 hereof, unless the Trustee shall be specifically notified in writing of such Default by the Issuer, the Bank or by the Owners of at least twenty-five percent (25%) in aggregate principal amount of Outstanding Notes, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no Default except as aforesaid.

            (i) The Trustee shall not be required to give any bonds or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

            (j) Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Notes, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, deemed desirable by the Trustee for the purpose of establishing the right of the Issuer to the authentication of any Notes, the withdrawal of any cash or the taking of any other action by the Trustee.

            (k) Before taking any action under this Indenture or under the Agreement, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any such action.

            (l) All moneys received by the Trustee, the Paying Agent or any Co-Paying Agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent otherwise required herein or required by law.

      Section 902. Fees, Charges and Expenses of the Trustee. The Trustee shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services. Upon a Default, but only upon a Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Note upon the Trust Estate (exclusive of the proceeds of any drawing under the Letter of Credit) for the foregoing fees, charges and expenses incurred by the Trustee. When the Trustee incurs expenses or renders services after the occurrence of a Default hereunder caused by the occurrence of a "Default" specified in Section 8.1(c) of the Agreement, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law. Issuer shall have no liability to pay any fees, charges or other expenses of the Trustee hereinabove mentioned except from the amounts pledged under this Indenture.

      Section 903. Notice to Owners of Notes if Default Occurs. If a Default occurs of which the Trustee has been notified as provided in Section 901(h) hereof, or of which by said subsection it is deemed to have notice, then the Trustee shall promptly give notice thereof to the Guarantor, the Bank, and the Owner of each Note.

      Section 904. Intervention by the Trustee. In any judicial proceeding which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Owners of the Notes, the Trustee may intervene on behalf of Owners of Notes and shall do so if requested in writing by the Bank or the Owners of at least twenty-five percent (25%) of the aggregate principal amount of Outstanding Notes.

      Section 905. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 906. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty
(30) days' notice to the Issuer, the Guarantor, the Bank, the Company, and to the Owner of each Note. Such resignation shall not take effect until the appointment of a successor Trustee or temporary Trustee by the Owners of Notes or by the Issuer.

      Section 907. Removal of the Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, the Company, the Guarantor, any Co-Paying Agent, any Co-Note Registrar and the Bank and signed by the Owners of a majority in aggregate principal amount of Outstanding Notes.

      Section 908. Appointment of Successor Trustee by Owners of Notes. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Owners of a majority in aggregate principal amount of Outstanding Notes by an instrument or concurrent instruments in writing signed by such Owners, or by their attorneys in fact duly authorized, a copy of which shall be delivered personally or sent by registered mail to the Guarantor, the Issuer, the Company, any Co-Paying Agent, any Co-Note Registrar and the Bank. In case of any such vacancy, the Issuer, by an instrument executed, attested and sealed by those of its officials who executed and attested the Notes or their successors in office, may appoint a temporary successor Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners of Notes in the manner above provided; and such temporary successor Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee appointed by the Owners of Notes. If no successor Trustee has accepted appointment in the manner provided in Section 1009 hereof within ninety (90) days after the Trustee has given notice of resignation to the Issuer and the Owner of each Note, the Trustee may petition any court of competent jurisdiction for the appointment of a temporary successor Trustee; provided that any Trustee so appointed shall immediately and without further act be superseded by a Trustee appointed by the Issuer or the Owners of Notes as provided above. Every successor Trustee appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the trust upon customary terms, a bank or trust company within or without the State, in good standing and having a reported capital and surplus of not less than $10,000,000.

      Section 909. Acceptance by Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer and the Company an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed or recorded by the successor Trustee in each recording office where the Indenture shall have been filed or recorded.

      Section 910. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement and in particular in case of the enforcement thereof on Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Trustee or hold title to the Trust Estate, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture or the Agreement to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or Co-Trustee, but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them.

      Should any deed, conveyance or instrument in writing from the Issuer be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or Co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate or Co-Trustee. Any Co-Trustee appointed by the Trustee pursuant to this Section may be removed by the Trustee, in which case all powers, rights and remedies vested in a Co-Trustee shall again vest in the Trustee as if no such appointment of a Co-Trustee had been made.

      Section 911. Trustee Protected in Relying Upon Resolution, etc. The resolutions, opinions, certificates and other instruments provided for herein may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

      Section 912. Paying Agent; Co-Paying Agent. The Trustee is hereby appointed Paying Agent for the Notes. The Issuer may, with the approval of the Company, appoint one or more Co-Paying Agents for the Notes, subject to the conditions set forth in Section 913 hereof. Each Co-Paying Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Guarantor, the Trustee and the Bank under which each such Co-Paying Agent will agree, particularly:

            (a) to hold all sums held by it for the payment of the principal or Purchase Price of, premium, if any, or interest on Notes in trust for the benefit of the Owners of Notes -until such sums shall be paid to such Owners of Notes or otherwise disposed of as herein provided;

            (b) to keep such books and records as shall be consistent with prudent industry practice, to make such books and records available for inspection by the Issuer, the Trustee, the Company and the Guarantor at all reasonable times and, upon the request of the Paying Agent, to promptly furnish copies of such books and records to the Paying Agent; and

            (c) upon the request of the Paying Agent, to forthwith deliver to the Paying Agent all sums so held in trust by such Co-Paying Agent.

      The Issuer shall cooperate with the Trustee and the Company to cause the necessary arrangements to be made and to be thereafter continued whereby funds derived from the sources specified in Section 504 will be made available for payment when due of the Notes as presented at the Principal Offices of the Paying Agent and any Co-Paying Agent.

      Section 913. Qualifications of Paying Agent and Co-Paying Agents; Resignation, Removal. The Paying Agent and any Co-Paying Agent shall be corporations duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least $10,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Paying Agent and any Co-Paying Agent may at any time resign or be discharged of the duties and obligations created by the Indenture by giving at least sixty (60) days notice to the Issuer, the Company, the Guarantor and the Trustee. The Paying Agent and any Co-Paying Agent may be removed at any time, at the direction of the Company, by an instrument signed by the Issuer and the Company and filed with the Paying Agent or such Co-Paying Agent, as the case may be, and with the Trustee, the Note Registrar, any Co-Note Registrar, the Remarketing Agent and the Bank.

      In the event of the resignation or removal of the Paying Agent or any Co-Paying Agent, the Paying Agent or such Co-Paying Agent, as the case may be, shall pay over, assign and deliver any moneys held by it in such capacity to its successor or, if there be no successor, to the Trustee.

      In the event that the Paying Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Paying Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Paying Agent, the Trustee shall ipso facto be deemed to be the Paying Agent for all purposes of this Indenture until the appointment by the Issuer of the Paying Agent or successor Paying Agent, as the case may be.

      Section 914. Note Registrar; Co-Note Registrar. The Trustee is hereby appointed Note Registrar for the Notes. The Issuer may, with the approval of the Note Registrar and the Company, appoint a Co-Note Registrar to perform one or more functions of the Note Registrar under this Indenture, subject to the conditions set forth in Section 915 hereof. Any such Co-Note Registrar shall designate to the Trustee its Principal Office and signify its acceptance of the duties imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Guarantor and the Trustee under which such Co-Note Registrar will agree, particularly, to keep such books and record as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Company, the Guarantor and the Trustee at all reasonable times.

      The Issuer shall cooperate with the Trustee and the Company to cause the necessary arrangements to be made and to be thereafter continued whereby Notes, executed by the Issuer and authenticated by the Trustee, shall be made available for exchange, registration and registration of transfer at the Principal Office of the Note Registrar. The Issuer shall cooperate with the Trustee, the Note Registrar and the Company to cause the necessary arrangements to be made and thereafter continued whereby the Paying Agent, any Co-Paying Agent and the Remarketing Agent shall be furnished such records and other information, at such times, as shall be required to enable the Paying Agent, any Co-Paying Agent and the Remarketing Agent to perform the duties and obligations imposed upon them hereunder.

      Section 915. Qualifications of Note Registrar and Co-Note Registrar; Resignation; Removal. The Note Registrar and any Co-Note Registrar shall be a corporation organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least $10,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Note Registrar and any Co-Note Registrar may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days notice to the Issuer, the Company, the Guarantor and the Trustee. The Note Registrar and any Co-Note Registrar may be removed at any time, at the direction of the Company, by an instrument signed by the Issuer and the Company and filed with the Note Registrar or such Co-Note Registrar, as the case may be, and with the Trustee, the Paying Agent, any Co-Paying Agent, the Remarketing Agent and the Bank.

      In the event that the Note Registrar shall resign or be removed, or be dissolved, or if the property or affairs of the Note Registrar shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reasons, and the issuer shall not have appointed its successor as Note Registrar, the Trustee shall ipso facto be deemed to be the Note Registrar for all purposes of this Indenture until the appointment by the Issuer of the Note Registrar or successor Note Registrar, as the case may be.

      Section 916. Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent or a Co-Paying Agent and the Note Registrar or a Co-Note Registrar and may serve as the Remarketing Agent, the agent appointed by the Trustee pursuant to Section 314, the Bank or any agent appointed by the Bank and any other combination of such capacities, to the extent permitted by law.

      Section 917. Authenticating Agent. The Trustee may (and at the request of the Issuer with the consent of the Company shall) appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication and delivery of Notes pursuant to Sections 203, 204, 206, 207, 208, 210 and 310 as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized by said Sections to authenticate and deliver Notes. One such Authenticating Agent shall at all times be a corporation having its principal office in The City of New York, organized under the laws of the United States or of any state or territory thereof authorized under such laws to act as Authenticating Agent, having a combined capital stock, surplus and undivided profits of at least $10,000,000.

      Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by its Authenticating Agent appointed hereunder and a certificate of authentication executed on behalf of the Trustee by its Authenticating Agent appointed hereunder.

      Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 917, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

      Any Authenticating Agent may at any time resign as Authenticating Agent by giving written notice of resignation to the Trustee, the Company and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer, the Company, the Guarantor, the Paying Agent, any Co-Paying Agent, the Note Registrar, any Co-Note Registrar and the Remarketing Agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 917, the Trustee may, and upon the request of the Issuer with the consent of the Company shall, promptly appoint a successor Authenticating Agent eligible under this
Section 917, shall give written notice of such appointment to the Issuer, the Company, the Guarantor, the Paying Agent, any Co-Paying Agent, the Note Registrar, any Co-Note Registrar and the Remarketing Agent and shall mail notice of such appointment to all Owners of Notes as their names and addresses appear on the registration books. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

      The Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 1002 hereof. The provisions of Sections 208 and 901 hereof shall be applicable to any Authenticating Agent.

      If an appointment is made pursuant to this Section 917, the Notes shall have endorsed thereon in lieu of the certificate of authentication set forth in Exhibits A, B and C hereto, an alternate certificate of authentication in the following form:

      "This Note is one of the Notes of the issue described in the within-mentioned Indenture of Trust.

                                            FIRST & MERCHANTS NATIONAL BANK,
                                            As Trustee


                                            By ________________________________
                                                   Authenticating Agent


                                            By ________________________________
                                                   Authenticating Officer

      Section 918. Purchase of Notes by the Trustee. The Trustee hereby agrees, and, where applicable, will cause each of its agents to agree, that it will:

            (a) hold all Notes delivered to it pursuant to Sections 303, 304 or 306 hereof in trust for the benefit of the respective Owners of Notes which shall have so delivered such Notes until moneys representing the Purchase Price of such Notes shall have been delivered to or for the account of or to the order of such Owners of Notes,

            (b) hold all moneys delivered to it hereunder for the purchase of Notes in a separate subaccount within the Note Fund, in trust for the benefit of the Person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such Person or entity;

            (c) deliver to the Company, the Guarantor and the Bank a copy of each notice delivered to it in accordance with Section 306 hereof and, immediately upon the delivery to it of Notes in accordance with said
      Section 306, give telephonic or telegraphic notice to the Company and the Bank specifying the principal amount of the Notes so delivered; and

            (d) draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 311 and 513 hereof to provide for timely payment of the Purchase Price of Notes.

                                    ARTICLE X
                             SUPPLEMENTAL INDENTURES

      Section 1001. Supplemental Indentures Not Requiring Consent of Owners of Notes. The Issuer and the Trustee may and without consent of, or notice to, any of the Owners of Notes or the Bank, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

            (a) To cure any ambiguity or formal defect or omission in this Indenture;

            (b) To grant to or confer upon the Trustee for the benefit of the Owners of Notes any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of Notes or the Trustee;

            (c) To subject to this Indenture additional revenues, properties or collateral;

            (d) To modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of any of the states of the United States of America;

            (e) To evidence the appointment of a separate or Co-Trustee or the succession of a new Trustee hereunder; or

            (f) To effect any other change herein which, in the judgment of the Trustee, is not to the prejudice of the Trustee, the Bank or the Owners of Notes.

      Section 1002. Supplemental Indentures Requiring Consent of Owners of Notes. Exclusive of supplemental indentures permitted by Section 1001 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Bank and the Owners of not less than two-thirds (2/3) in aggregate principal amount of the Outstanding Notes shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section or in Section 1001 hereof contained shall permit, or be construed as permitting, without the consent of the Bank and the Owners of all Notes Outstanding, (a) an extension of the maturity of the principal of, or the interest on, any Note issued hereunder, or
(b) a reduction in the principal amount or Purchase Price of, or redemption premium on, any Note or the rate of interest thereon, or (c) a privilege or priority of any Note or

Notes over any other Note or Notes, or (d) a reduction in the aggregate principal amount of the Notes required for consent to such supplemental indentures or any modifications or waivers of the provisions of this Indenture, or the Agreement, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (f) the deprivation of the Owner of any Outstanding Note of the lien hereby created on the Trust Estate.

      If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the Bank, the Guarantor and to the Owners of the Notes as provided in Section 307 hereof. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Owners of Notes. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following such notice, the Bank and the Owners of not less than two-thirds (2/3) in aggregate principal amount of the Notes Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Note shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

      Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Company and the Guarantor shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed to the Company at least fifteen
(15) Business Days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive a letter of protest or objection thereto signed by or on behalf of the Company or the Guarantor on or before the fifteenth (15th) Business Day after the mailing of said notice.

                                   ARTICLE XI
                       AMENDMENT OF AGREEMENT OR GUARANTY

      Section 1101. Amendments to Agreement or Guaranty Not Requiring Consent of Owners of Notes. The Issuer and the Trustee may, and without the consent of or notice to the Owners of Notes or the Bank, consent to any amendment, change or modification of the Agreement or the Guaranty as may be required (i) by the provisions of the Agreement, the Guaranty or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Agreement or the Guaranty, (iii) so as to more precisely identify the Project, or to substitute or add additional improvements or equipment to the Project, or additional rights or interests in property acquired in accordance with the provisions of the Agreement, (iv) to enter into an indenture or indentures supplemental hereto as provided in Section 1101 hereof, or (v) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee, the Bank or the Owners of Notes.

      Section 1102. Amendments to Agreement or Guaranty Requiring Consent of Owners of Notes. Except for the amendments, changes or modifications as provided in Section 1101 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement or the Guaranty without mailing of notice and the written approval or consent of the Bank and the Owners of not less than two-thirds (2/3) in aggregate principal amount of the Outstanding Notes given as in this Section provided, provided that the consent of the Bank and the Owners of all Notes Outstanding is required for any amendment, change or modification of the Agreement or the Guaranty that would permit the termination or cancellation of the Agreement or the Guaranty or a reduction in or postponement of the payments under the Agreement or the Guaranty or any change in the provisions relating to payment thereunder. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement or the Guaranty, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 1002 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of Trustee for inspection by all Owners of Notes.

                                   ARTICLE XII
                                  MISCELLANEOUS

      Section 1201. Consents of Owners of Notes. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners of Notes may be in any number of concurrent documents and may be executed by such Owners of Notes in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the written appointment of any such agent or of the ownership of Notes, if made in the manner provided in this Section, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument. The fact of ownership of Notes and the amount or amounts, numbers and other identification of such Notes, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 208 hereof.

      The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction within the United States of America authorized to take acknowledgments of deeds to be recorded in such jurisdiction that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer or by a certificate of any officer of any trust company, bank, banker or recognized securities dealer or broker, satisfactory to the Trustee, who witnessed such execution, or in any other manner satisfactory to the Trustee. If such execution is by an officer of a corporation, association or trust, trustee of a trust or a member of a partnership on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

      Section 1202. Limitation of Rights. With the exception of any rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Notes is intended or shall be construed to give to any person or company other than the parties hereto the Bank and the Owners of the Notes, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Bank and the Owners of the Notes as herein provided.

      Section 1203. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

      Section 1204. Notice. Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by telegram, addressed as follows: if to the Issuer, to Economic Development Corporation of the City of Plainwell, 141 North Main Street, Plainwell, Michigan 49080, Attention: President; if to the Trustee, to First & Merchants National Bank, F&M Center, 12th and Main Streets, Richmond, Virginia 23219, Attention: Corporate Trust Department. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Issuer or the Company shall also be given to the other, to the Bank and the Guarantor. The Issuer, the Company, the Trustee, the Guarantor, and the Bank may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Section 1205. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Notes or the date fixed for purchase or redemption of any Notes shall not be a Business Day, then payment of principal, Purchase Price, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption, and no interest shall accrue for the period after such date.

      Section 1206. Certain References Ineffective After Letter of Credit Termination Date. From and after the Letter of Credit Termination Date, upon receipt by the Trustee of a certificate from the Bank stating that all amounts payable to the Bank under the Credit Agreement have been paid in full, all references to the Bank, the Credit Agreement, or the Letter of Credit in the Agreement, this Indenture, the Guaranty, and the Notes shall be ineffective.

      Section 1207. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 1208. Applicable Provisions of Law. This Indenture shall be governed by and construed in accordance with the laws of the State; provided, however, that the rights and obligations of the Trustee shall be governed in accordance with the laws of the State of New York.

      Section 1209. Rules of Interpretation. Unless expressly indicated otherwise, references to Sections or Articles are to be construed as references to Sections or Articles of this instrument as originally executed. Use of the words "herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular portion in which any such word is used.

      Section 1210. Captions. The captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Indenture.

      IN WITNESS WHEREOF, the Issuer has caused these presents to be executed in its corporate name and with its official seal hereunto affixed and attested by its duly authorized official; and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be executed in its corporate name and with its corporate seal hereunto affixed and attested by its duly authorized officer, as of the date first above written.

[SEAL]                                          ECONOMIC DEVELOPMENT
                                                CORPORATION OF THE CITY OF
                                                PLAINWELL

Attest:______________________                   By:___________________________
       Secretary                                   President


[SEAL]                                          FIRST & MERCHANTS NATIONAL
                                                BANK, as Trustee

Attest:______________________                   By:___________________________
       Authorized Officer                          Authorized Officer

                                    EXHIBIT A

                  (FORM OF PRE-CONVERSION, PRE-MANDATORY TENDER
                                      NOTE)

                            UNITED STATES OF AMERICA

                  ECONOMIC DEVELOPMENT CORPORATION OF THE CITY
                                  OF PLAINWELL

                            VARIABLE RATE DEMAND NOTE

                       (PLAINWELL PAPER CO., INC. PROJECT)

      THIS NOTE IS SUBJECT TO MANDATORY TENDER AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

      KNOW ALL MEN BY THESE PRESENTS that the Economic Development Corporation of the City of Plainwell (the "Issuer"), a political subdivision and body corporate and politic of the State of Michigan, for value received, promises to pay from the source and as hereinafter provided, to or registered assigns, on November 1, 2007, upon surrender hereof, the principal sum of ____________________ Dollars, and in like manner to pay interest on said sum at the rate described below on February 1, May 1, August 1, and November 1 of each year and on the Conversion Date (hereinafter defined), commencing February 1, 1984, from the interest payment date next preceding the date hereof, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date hereof, or unless no interest has been paid or duly provided for on the Notes (as hereinafter defined), in which case from the date of the first authentication and delivery of the Notes, until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Note is dated after any date which is fifteen days prior to any interest payment date (a "Record Date") and before the following interest payment date, this Note shall bear interest from such interest payment date, provided, however, that if the Issuer shall default in the payment of interest due on such interest payment date, then this Note shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Notes from the date of the first authentication and delivery of the Notes. The principal of premium, if any, and interest on this Note are payable in lawful money of the United States of America at the principal corporate trust office of First & Merchants National Bank in Richmond, Virginia, as trustee together with its successors in trust, (the "Trustee") or at the duly designated office of any successor Trustee under the Indenture of Trust dated as of November 1, 1983, between the Issuer and the Trustee (which Indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Note shall be made on each interest payment date to the registered owner thereof as of the applicable


                                     -A-1-

Record Date and shall be paid by check mailed to the registered owner at his address as it appears on the registration books of the Issuer or at such other address as is furnished to the Trustee in writing by such registered owner, or in such other manner as may be mutually acceptable to the Trustee and the registered owner of this Note.

      This Note shall bear interest as follows:

      (A) Prior to the Conversion Date (hereinafter defined), this Note (so long as this Note shall not be a "Bank Note" as hereinafter defined) shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to "TENR" (hereinafter defined) plus an amount (as adjusted from time to time as hereinafter provided, the "TENR amount") initially equal to one-quarter percent (1/4%), provided that:

            (i) if the Trustee and the Remarketing Agent under the Remarketing Agreement (hereinafter defined) shall have received a notice requiring the purchase of any Note pursuant to the exercise of the Demand Purchase Option (hereinafter defined) and if the Remarketing Agent shall remarket all or a portion of such Notes pursuant to the Remarketing Agreement dated as of November 1, 1983 between Plainwell Paper Co., Inc., a Michigan corporation (the "Company"), and Bankers Trust Company as Remarketing Agent (which remarketing agreement, as from time to time amended and supplemented, is hereinafter referred to as the "Remarketing Agreement"), the TENR Amount for all Notes shall be the TENR Amount required for the Remarketing Agent to remarket such Notes at par, which adjusted TENR Amount shall become effective as of the day next following the next announcement of TENR. In connection with any such remarketing, the Remarketing Agent shall determine what increments of 1/8th of 1% per annum will, when added to or subtracted from the TENR Amount at the time applicable to the Notes, produce the minimum interest rate per annum necessary to enable the Remarketing Agent to remarket such Notes at par; provided, that the TENR Amount shall not be more than two and one-quarter percent (2-1/4%);

            (ii) if the TENR Amount is adjusted pursuant to the preceding clause
      (i), such adjusted TENR Amount shall remain in effect until the next succeeding interest payment date or until a further adjustment to the TENR Amount is made pursuant to such clause (i) or until the interest rate hereunder is otherwise determined as provided for in the Indenture;

            (iii) beginning on each interest payment date, the TENR Amount applicable to the Notes shall again be one-quarter percent (1/4%) until such time as the TENR Amount may again be adjusted pursuant to the preceding clause (i) or until the interest rate hereunder is otherwise determined as provided for in the Indenture;

            (iv) if TENR shall not be announced in any week, the Notes shall bear interest at TENR for the immediately preceding week plus the then applicable TENR Amount, and if TENR shall not be announced for a second successive week, the Notes shall bear interest at the lower of (a) TENR which has been most recently announced plus the term applicable TENR Amount and (b) an alternative interest rate ("AIR") equal to 65% of the


                                     -A-2-
      interest rate applicable to direct obligations of the United States with a maturity of thirteen weeks ("91-day Treasury Bills") determined on the basis of the weighted average per annum discount rate at which such 91-day Treasury Bills were sold at the weekly Treasury auction for any week with respect to which such rate applies to the Notes as published by the Board of Governors of the Federal Reserve System, or (if not so published) as reported by the Department of the Treasury. If no auction shall have been conducted (or no rate published or reported) during any such week, AIR for that week shall be the same as the most recent AIR. Any change in AIR shall take effect on the Thursday immediately following the Treasury auction, and the interest rate on the Notes shall continue to be AIR (if AIR then is the lower rate) until the day after a change in TENR is announced; and

            (v) notwithstanding the foregoing, no adjustment shall be made to the Floating Rate during the period of five Business Days (as defined in the Indenture) prior to an interest payment date.


                                     -A-3-